                                                                       EX H2(ii)

                                AMENDMENT NO. 27
                                       to
                                   SCHEDULE A
                                       of
                      DELAWARE INVESTMENTS FAMILY OF FUNDS*
                            FUND ACCOUNTING AGREEMENT

Delaware Group Adviser Funds
       Delaware Diversified Income Fund (New)
       Delaware U.S. Growth Fund

Delaware Group Cash Reserve
       Delaware Cash Reserve Fund

Delaware Group Equity Funds I (formerly Delaware)
       Delaware Balanced Fund (formerly Delaware Fund)
       Delaware Devon Fund

Delaware Group Equity Funds II (formerly Decatur)
       Delaware Decatur Equity Income Fund (formerly Decatur Income Fund) Delaware Diversified Value Fund (New)
       Delaware Growth and Income Fund (formerly Decatur Total Return Fund) Delaware Social Awareness Fund (formerly Quantum Fund) (New)

Delaware Group Equity Funds III (formerly Trend)
       Delaware American Services Fund (New)
       Delaware Focused Value Fund (formerly Delaware Research Fund) (New) Delaware Focused Growth Fund (formerly Large Cap Growth Fund) (New) Delaware Health Care Fund (New)
       Delaware Small Cap Growth Fund (New)
       Delaware Technology and Innovation Fund (New)
       Delaware Trend Fund

Delaware Group Equity Funds IV (formerly DelCap)
       Delaware Diversified Growth Fund (formerly Capital Appreciation Fund)
       (New)
       Delaware Growth Opportunities Fund (formerly DelCap Fund)

Delaware Group Equity Funds V (formerly Value)
       Delaware Dividend Income Fund (formerly Delaware Retirement Income Fund)
       (New)
       Delaware Small Cap Contrarian Fund (New)
       Delaware Small Cap Value Fund (formerly Value Fund)

----------
         *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Investments Family of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.

Delaware Group Foundation Funds (New)
       Delaware Balanced Allocation Portfolio (formerly Delaware Balanced Portfolio) (New)
       Delaware Growth Allocation Portfolio (formerly Delaware Growth Portfolio)
       (New)
       Delaware Income Allocation Portfolio (formerly Delaware Income Portfolio)
       (New)
       Delaware S&P 500 Index Fund (New)

Delaware Group Global & International Funds
       Delaware Emerging Markets Fund (New)
       Delaware International Small Cap Value Fund (formerly Delaware International Small Cap Fund) (New)
       Delaware International Value Equity Fund (formerly Delaware International Equity Fund)

Delaware Group Government Fund
       Delaware American Government Bond Fund (formerly, Government Income Series and U.S. Government Fund)

Delaware Group Income Funds (formerly Delchester)
       Delaware Corporate Bond Fund (New)
       Delaware Delchester Fund
       Delaware Extended Duration Bond Fund (New)
       Delaware High-Yield Opportunities Fund (New)
       Delaware Strategic Income Fund (New)

Delaware Group Limited-Term Government Funds
       Delaware Limited-Term Government Fund

Delaware Group State Tax-Free Income Trust (formerly DMCT Tax-Free Income Trust-Pennsylvania)
       Delaware Tax-Free Pennsylvania Fund

Delaware Group Tax-Free Fund
       Delaware Tax-Free Insured Fund
       Delaware Tax-Free USA Fund
       Delaware Tax-Free USA Intermediate Fund

Delaware Group Tax-Free Money Fund
       Delaware Tax-Free Money Fund

Delaware Pooled Trust
       The All-Cap Growth Equity Portfolio (New)
       The Core Plus Fixed Income Portfolio (New)
       The Emerging Markets Portfolio (New)
       The Global Equity Portfolio (New)
       The Global Fixed Income Portfolio
       The High-Yield Bond Portfolio (New)
       The Intermediate Fixed Income Portfolio (formerly The Fixed Income Portfolio)
       The International Equity Portfolio
       The International Fixed Income Portfolio (New)
       The International Large-Cap Equity Portfolio (New)
       The International Small-Cap Portfolio (New)
       The Labor Select International Equity Portfolio
       The Large-Cap Growth Equity Portfolio (New)
       The Large-Cap Value Equity Portfolio (formerly The Defensive Equity Portfolio)
       The Mid-Cap Growth Equity Portfolio (formerly The Aggressive
       Growth Portfolio)
       The Real Estate Investment Trust Portfolio
       The Real Estate Investment Trust Portfolio II (New)
       The Small-Cap Growth Equity Portfolio (New)
       The Small-Cap Growth II Equity Portfolio (New)
       The Small-Cap Value Equity Portfolio (New)

Delaware VIP Trust (formerly Delaware Group Premium Fund)
       Delaware VIP Balanced Series (formerly Delaware Balanced Series and Delaware Series)
       Delaware VIP Capital Reserves Series
       Delaware VIP Cash Reserve Series
       Delaware VIP Diversified Income Series (New)
       Delaware VIP Emerging Markets Series (New)
       Delaware VIP Global Bond Series (New)
       Delaware VIP Growth Opportunities Series (formerly DelCap Series) Delaware VIP High Yield Series (formerly Delchester Series)
       Delaware VIP International Value Equity Series (formerly International Equity Series)
       Delaware VIP REIT Series (New)
       Delaware VIP Select Growth Series (formerly Aggressive Growth Series)
       (New)
       Delaware VIP Small Cap Value Series (formerly Value Series)
       Delaware VIP Social Awareness Series (formerly Quantum Series) (New) Delaware VIP Trend Series
       Delaware VIP U.S. Growth Series (New)

Voyageur Insured Funds
       Delaware Tax-Free Arizona Insured Fund (New)
       Delaware Tax-Free Minnesota Insured Fund (New)

Voyageur Intermediate Tax Free Funds
       Delaware Tax-Free Minnesota Intermediate Fund (New)

Voyageur Investment Trust
       Delaware Tax-Free California Insured Fund (New)
       Delaware Tax-Free Florida Fund (New)
       Delaware Tax-Free Florida Insured Fund (New)
       Delaware Tax-Free Missouri Insured Fund (New)
       Delaware Tax-Free Oregon Insured Fund (New)

Voyageur Mutual Funds
       Delaware Minnesota High-Yield Municipal Bond Fund (New)
       Delaware National High-Yield Municipal Bond Fund (New)
       Delaware Tax-Free Arizona Fund (New)
       Delaware Tax-Free California Fund (New)
       Delaware Tax-Free Idaho Fund (New)
       Delaware Tax-Free New York Fund (New)

Voyageur Mutual Funds II
       Delaware Tax-Free Colorado Fund (New)

Voyageur Mutual Funds III
       Delaware Core Equity Fund (formerly Delaware Growth Stock Fund) (New) Delaware Select Growth Fund (formerly Delaware Aggressive Growth Fund)
       (New)

Voyageur Tax Free Funds
       Delaware Tax-Free Minnesota Fund (New)

Dated as of October 1, 2003

DELAWARE SERVICE COMPANY, INC.              DELAWARE GROUP ADVISER FUNDS
                                            DELAWARE GROUP CASH RESERVE
                                            DELAWARE GROUP EQUITY FUNDS I
By:    Michael P. Bishof                    DELAWARE GROUP EQUITY FUNDS II
       --------------------------------     DELAWARE GROUP EQUITY FUNDS III
Name:  Michael P. Bishof                    DELAWARE GROUP EQUITY FUNDS IV
Title: Senior Vice President/Investment     DELAWARE GROUP EQUITY FUNDS V
       Accounting                           DELAWARE GROUP FOUNDATION FUNDS
                                            DELAWARE GROUP GLOBAL &
                                             INTERNATIONAL FUNDS
                                            DELAWARE GROUP GOVERNMENT FUND
                                            DELAWARE GROUP INCOME FUNDS
                                            DELAWARE GROUP LIMITED-TERM
                                             GOVERNMENT FUNDS
                                            DELAWARE GROUP STATE TAX-FREE INCOME
                                             TRUST
                                            DELAWARE GROUP TAX-FREE FUND
                                            DELAWARE GROUP TAX-FREE MONEY FUND
                                            DELAWARE POOLED TRUST
                                            DELAWARE VIP TRUST
                                            VOYAGEUR INSURED FUNDS
                                            VOYAGEUR INTERMEDIATE TAX FREE FUNDS
                                            VOYAGEUR INVESTMENT TRUST
                                            VOYAGEUR MUTUAL FUNDS
                                            VOYAGEUR MUTUAL FUNDS II
                                            VOYAGEUR MUTUAL FUNDS III

                                            By:    Jude T. Driscoll
                                                   -----------------------------
                                            Name:  Jude T. Driscoll
                                            Title: Chairman